EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arno Therapeutics, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2015

/s/ Lawrence A. Kenyon
Name: Lawrence A. Kenyon
Title: Chief Financial Officer and Chief Operating Officer